<FILENAME>ims041206ter_8k.txt


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): April 12, 2006


                       INTERNATIONAL MONETARY SYSTEMS, LTD.
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               (Exact Name of Registrant as Specified in Charter)


            Wisconsin                 000-30853                   39-1924096
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(State or Other Jurisdiction       (Commission File             (IRS Employer
      of Incorporation)                Number)               Identification No.)


         16901 West Glendale Drive, New Berlin WI            53151
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        (Address of Principal Executive Offices)           (Zip Code)


                                 (262) 780-3640
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              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                      International Monetary Systems, Ltd.


Item 1.01   Entry Into A Material Definitive Agreement.

     The information required to be disclosed in this Item 1.01 is incorporated herein by reference from Item 2.01.


Item 2.01 Completion of Acquisition or Disposition of Assets.

   On April 7, 2006 International Monetary Systems, LTD (IMS) completed its acquisition of the assets of Trade Exchange of the Rockies in Golden, CO.
The purchase price was $720,000. The terms were $500,000 in cash, a note payable to the Seller for $100,000, and 240,000 shares of IMS stock guaranteed by IMS to a value of $120,000 ($.50 per share). The assets included the membership list, accounts receivable, computers, furniture, other office equipment, scrip and product inventory. The full text of the Asset Purchase Agreement is attached to this Form 8-K as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.


(a) Financial Statements of Business Acquired:  Not applicable

(c) Exhibits:   99.1 Asset Purchase Agreement



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        International Monetary Systems, Ltd.

Date April 12, 2006                     By: /s/ Donald F. Mardak
                                            ------------------------
                                                Donald F. Mardak
                                                Chief Executive Officer